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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): January 6, 2006


                             COINMACH SERVICE CORP.
             (Exact name of registrant as specified in its charter)


           Delaware                      001-32359               20-0809839
(State or other jurisdiction         (Commission File         (I.R.S. Employer
      of incorporation)                   Number)            Identification No.)


             303 Sunnyside Boulevard Suite 70
                       Plainview, NY                              11803
         (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (516) 349-8555


                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

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                      INFORMATION TO BE INCLUDED IN REPORT

Item 8.01 Other Events

On January 6, 2006, Coinmach Service Corp. issued a press release announcing that it is (i) commencing an offer to purchase for cash all of its outstanding 11% senior secured notes due 2024 (the "Notes") and (ii) engaging in a related solicitation of consents from holders of Notes to certain proposed amendments to the indenture governing the Notes dated November 24, 2004. A copy of this press release is being furnished as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits.

     (d) Exhibits

          *99.1 Press Release dated January 6, 2006, of Coinmach Service Corp., announcing the commencement of a cash tender offer and related consent solicitation.

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* Filed herewith


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Coinmach Service Corp.

Date: January 6, 2006                  By: /s/ Robert M. Doyle
                                           --------------------------------
                                           Robert M. Doyle
                                           Chief Financial Officer, Senior Vice
                                           President, Secretary and Treasurer